                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

================================================================================

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 BIOMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ] Fee Computed on Table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transactions applies:

          ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      (5) Total fee paid:

          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
                                ------------------------------------------------
      (2) Form, schedule or registration statement no.:
                                                      --------------------------
      (3) Filing party:
                      ----------------------------------------------------------
      (4) Date filed:
                    ------------------------------------------------------------

================================================================================

                                 BIOMERICA, INC.
                              1533 MONROVIA AVENUE
                         NEWPORT BEACH, CALIFORNIA 92663

                                ----------------

                    NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2002

                                ----------------

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the offices of the Company located at 1533 Monrovia Avenue, Newport Beach, California 92663 on Wednesday, November 20, 2002, at 10:00 a.m.

         At the meeting, you will be asked to consider and vote upon the following matters:

         1. The election of five directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

         2. To consider and act upon a proposal to ratify and approve the Company's 2002 Stock Incentive Plan; and

         3. Transaction of such other business which may properly come before the annual meeting and any adjournment thereof.

         In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on September 30, 2002, as the record date for the determination of the holders of the Company's common stock, $0.08 par value entitled to notice of and to vote at said Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

                                    By Order of the Board of Directors,

                                    /S/ Zackary S. Irani
                                    --------------------
                                    ZACKARY S. IRANI, Chairman of the Board and
                                    Chief Executive Officer
Newport Beach, California
September 18, 2002

                                 BIOMERICA, INC.
                              1533 Monrovia Avenue
                             Newport Beach, CA 92663
                                ----------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                ----------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors of BIOMERICA, INC., a Delaware corporation (together with its subsidiaries, the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on November 20, 2002, at the offices of the Company located at 1533 Monrovia Avenue, Newport Beach, California 92663 at 10:00 a.m, and at any and all adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, and the Annual Report of the Company for the year ended May 31, 2002, will be mailed on or about October 5, 2002, to each stockholder of record as of the close of business on September 30, 2002.

RECORD DATE AND OUTSTANDING SHARES

         At the close of business on September 30, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"), there was outstanding and entitled to vote an aggregate of approximately 5,258,532 shares of the Company's common stock, $0.08 par value per share (the "Common Stock"), held of record by approximately 1,018 stockholders. However, brokers and other institutions hold many shares on behalf of the Company's stockholders and the Company has been informed that there are approximately 2,866 beneficial owners.

QUORUM

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock held of record on the Record Date is necessary to constitute a quorum for the purposes of electing directors and each other items of business. The holder of each share of Common Stock held of record on the Record Date is entitled to vote on each matter to be considered at the Annual Meeting.

VOTES REQUIRED

         The affirmative vote of holders representing a majority of the shares of Common Stock present and entitled to vote at the meeting is required to elect the directors and for approval of the Company's 2002 Stock Incentive Plan.

VOTING RIGHTS

         Holders of our Common Stock are entitled to one vote for each share held as of the Record Date.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

         If the stockholder or his, her or its broker marks "Abstain" on a duly submitted proxy card representing such stockholder's shares, or if the stockholders attend the Annual Meeting in person, but elect not to vote on a particular proposal or proposals, then such shares will be considered present at the meeting for purposes of determining the required quorums and (i) will not be taken into account in determining the outcome of the election of directors, and
(ii) will be considered shares entitled to vote with respect to Proposal 2, and therefore will have the effect of a vote against that proposal.

         Brokers holding shares of record for customers generally are not entitled to vote on some matters unless they receive voting instructions from their customers. "Broker non-votes" are votes that could have been cast on the matter in question if the brokers had received their customers' instructions, and as to which the broker has notified the Company on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority. Shares represented by brokers' non-votes (i) will be considered present at the meeting for purposes of determining the required quorums, (ii) will not be taken into account in determining the outcome of the election of directors; and (iii) will not be counted as a vote cast with respect to Proposal No. 2.

         All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes.

APPRAISAL RIGHTS

         Under Delaware law, stockholders are not entitled to any appraisal rights with respect to the approval of any of the proposals described in this Proxy Statement.

PERSONS MAKING THE SOLICITATION

         The Proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting. The solicitation of proxies is being made only by use of the mails and the cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock, $0.08 par value (the "Common Stock"), of record will be requested to forward proxy soliciting material to the beneficial owners of such shares. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

TERMS OF THE PROXY

         The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the proxy prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Ms. Janet Moore, Secretary, Biomerica, Inc., 1533 Monrovia Avenue, Newport Beach, California 92663, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 15, 2002, certain information as to shares of Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including nominees for director, and each named executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 1533 Monrovia Avenue, Newport Beach, California 92663.

                                              SHARES                PERCENTAGE
NAME OF                                     BENEFICIALLY           BENEFICIALLY
BENEFICIAL OWNER (1)(2)                         OWNED                  OWNED
-----------------------                   -----------------        ------------

Janet Moore (3)                               763,387                 14.2%

Zackary Irani (4)                           1,271,560                 19.8%

Francis Capitanio(5)                           63,579                  1.2%

Dr. Robert A. Orlando (1)(7)                  102,833                  1.9%

Allen Barbieri (1)(8)                          90,834                  1.7%

Francis R. Cano, Ph.D. (1)(9)                  50,000                    *

All executive officers and directors
as a group (six persons)                    2,342,193                 34.8%

---------------
* Less than one percent (1%) of the outstanding shares of Common Stock.

(1) Dr. Orlando's address is 947 West 30th Street, Los Angeles, CA 92034; Mr. Barbieri's address is 5 Foxboro, Irvine, CA 92614; and Dr. Cano's address is 11 Acorn Lane, Los Altos, CA 94022.

(2) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the ownership of the directors and executive officers as a group, is based on 5,260,142 plus the shares the named person and group has a right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Includes 71,700 shares underlying options exercisable by Ms. Moore at or within 60 days after the date of the Proxy, 45,910 shares underlying warrants exercisable by The Janet Moore Trust of which Janet Moore is the sole trustee, at or within 60 at or within 60 days after the date of the Proxy, 607,527 shares owned by The Janet Moore Trust of which Janet Moore is the sole trustee and 8,250 shares owned by Ms. Moore's minor children.

(4) Includes 1,174,283 shares underlying options exercisable by Mr. Irani at or within 60 days after the date of the Proxy.

(5) Includes 57,000 shares underlying options exercisable by Mr. Capitanio at or within 60 days after the date of the Proxy.

(6) Includes 65,500 shares underlying options exercisable by Dr. Orlando at or within 60 days after the date of the Proxy.

(7) Includes 66,945 shares underlying options exercisable by Mr. Barbieri at or within 60 days after the date of the Proxy.

(8) Includes 50,000 shares underlying options exercisable by Dr. Cano at or within 60 days after the date of the Proxy.

PROPOSAL NO. 1:   ELECTION OF DIRECTORS

DIRECTORS

         The Company's Bylaws give the Board of Directors ("the Board") the power to set the number of directors at no less than three (3) nor more than nine (9). The size of the Company's Board is currently set at five (5). Five (5) directors are to be elected at the Annual Meeting to be held on November 20, 2002. The directors so elected will serve until replaced by a vote of the stockholders. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominees designated by the Board or the number of directors may be reduced accordingly.

         The following table sets forth the name and current age of each nominee for director, the year he or she was first elected a director and his or her position(s) with the Company.

----------------------------- ----------- ----------- ----------------------------------
                                          Director
            Name                 Age        Since               Positions Held
----------------------------- ----------- ----------- ----------------------------------
Zackary Irani                     36         1997     Chairman of the Board and Chief
                                                      Executive Officer
----------------------------- ----------- ----------- ----------------------------------

Janet Moore                       51         1997     Secretary, Chief Financial Officer,
                                                      Treasurer and Director
----------------------------- ----------- ----------- ----------------------------------

Allen Barbieri                    43         1999     Director, Vice-President Finance
----------------------------- ----------- ----------- ----------------------------------

Robert A. Orlando, M.D.,
Ph.D.                             63         1986     Director
----------------------------- ----------- ----------- ----------------------------------

Francis R. Cano, Ph.D.            58         1999     Director
----------------------------- ----------- ----------- ----------------------------------


         Mr. Zackary Irani has been a Director of the Company, and has been serving as the Company's Chairman of the Board and Chief Executive since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development since July 1994. He has been an employee of the Company since 1986. Mr. Irani also serves as a director and Chief Executive Officer of Lancer Orthodontics, Inc. In addition, Mr. Irani is the President and Chairman of the Company's discontinued operation, ReadyScript, Inc.

         Ms. Janet Moore has been a Director of the Company since April 29, 1997, and has been serving as the Company's Secretary and Treasurer since 1985. She has served as the Company's Chief Financial Officer since 1999. She has been an employee of the Company since 1976. Ms. Moore also serves as a director and Secretary of Lancer Orthodontics, Inc. and the Company's discontinued operation, ReadyScript, Inc.

         Robert A. Orlando, M.D., Ph.D., has served as a Director of the Company since 1986. Dr. Orlando is a professor of pathology at Southern California College of Optometry, as well as a biophysicist and immunologist. Dr. Orlando has served as the Chief Pathologist at Beverly Hospital in Montebello, California since 1991. Dr. Orlando also serves as a director of Lancer Orthodontics, Inc. Dr. Orlando earned his Ph.D. in Pathology from the University of Chicago and his M.D. from New Jersey University of Medicine.

         Francis R. Cano, Ph.D. has served as a Director of the Company since June 1999. Dr. Cano currently works as a consultant in the biomedical field. From 1996 to 1997, Dr. Cano served as Senior Vice President - Biotechnology of BDM, an information technology company. From 1992 to 1996, he served as President and Chief Operating Officer of Aviron, a public biotechnology company focused on developing viral vaccines for disease prevention. Dr. Cano was also involved in developing a vaccine business at a division of American Cynamid Corporation. Dr. Cano also serves on the board of Lancer Orthodontics,Inc.

         Mr. Allen Barbieri has served as a Director of the Company since October 1999 and Vice-President of Finance since May 2002. Mr. Barbieri currently also works as a private investor. From 1998 to 1999 he served as President and Chief Financial Officer of Buy.com. From 1994 until 1998 Mr. Barbieri was President and Chief Executive Officer of Pacific National Bank. Mr. Barbieri also serves on the board of ReadyScript, Inc. and is Vice-President of Finance of Biomerica.

The Board recommends a vote for the election of each of the nominated directors.

EXECUTIVE OFFICERS

         Mr. Francis Capitanio, age 58, has served as the President of the diagnostics division of Biomerica since July 10, 2000. Mr. Capitanio was President and Chief Executive Officer of Kalisto Biologicals, Inc. from 1997 until 2000. From 1980 until 1996 he was President and Chief Executive Officer of Diatech Diagnostics.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During the fiscal year ended May 31, 2002, there were five meetings of the Board of Directors. Drs. Beharie and Orlando were the only board members who attended less than seventy five percent of such meetings. The board acted by unanimous written consent twelve times during the fiscal year.

COMPENSATION COMMITTEE

         The compensation committee of the Board of Directors reviews and makes recommendations to the Board regarding all forms of compensation and benefits provided the Company's officers. In addition, the compensation committee establishes and reviews general policies relating to the compensation and benefits of all the Company's employees. The compensation committee comprises Dr. Robert A. Orlando and Ms. Janet Moore. One (1) compensation committee meeting was held during the fiscal year ended May 31, 2002.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee has discussed with the independent auditors' the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibilty of non-audit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The audit committee met once during the fiscal year ended May 31, 2002.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended May 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of the Company's independent auditors.

/s/ Francis R. Cano                          /s/ Allen Barbieri
-------------------                          ------------------

/s/ Dr. Robert A. Orlando
-------------------------

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the total compensation earned by the Chief Executive Officer and all other executive officers who earned in excess of $100,000 per annum during the fiscal years ended May 31, 2002, 2001 and 2000.


                                                ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                        ------------------------------------ -----------------------------------
                                                                                     AWARDS            PAYOUTS
                                                                             ------------------------ ----------
                                                                             RESTRICTED  SECURITIES
                                                              OTHER ANNUAL   STOCK       UNDERLYING   LTIP           ALL OTHER
   NAME AND PRINCIPAL                     SALARY     BONUS    COMPENSATION   AWARD(S)    OPTIONS/    PAYOUTS       COMPENSATION
        POSITION              YEAR        ($)(1)      ($)         ($)           ($)       SARS (#)       ($)            ($)
-------------------------- ------------ ------------ ------- --------------- ----------- ------------ ---------- -------------------
Zackary Irani, Chairman       2002          45,000(3)   -0-         -0-           -0-         65,000       -0-          -0-
and Chief Executive
Officer                        2001         91,593      -0-         -0-           -0-         -0-          -0-          -0-

                               2000        117,925      -0-         -0-           -0-      1,000,000(2)    -0-          -0-


Francis Capitanio, President,
  Diagnostics Division (4)     2002        106,333      -0-         -0-         6,579         21,000       -0-          -0-

                               2001        111,778      -0-         -0-           -0-         72,000       -0-          -0-

-------------------------- ------------ ------------ ------- --------------- ----------- ------------ ---------- -------------------

(1) The amounts described in the Summary Compensation Table above do not include other compensation and benefits provided to Mr. Irani or Mr. Capitanio during the fiscal year ended May 31, 2002, that in the aggregate did not exceed the lesser of $50,000 or 10% of the executives' annual salary and bonus.

(2) This grant was for restricted options not covered by any Company stock option plan.

(3) The wages for fiscal 2002 include $29,862 in accrued wages. Mr. Irani also received compensation from the subsidiary, Lancer Orthodontics since he spends time at that facility. In July 2002 Mr. Irani agreed to accept 37,778 shares of Biomerica restricted common stock in payment of $17,000 of accrued wages. Mr. Irani was an employee of the Company's subsidiary, ReadyScript, Inc. from June 2000 through April 2001. The wages shown above for fiscal 2001 represent wages paid to him by ReadyScript for that period, plus accrued wages of $41,667 still due him by ReadyScript, plus wages paid to him by Biomerica, Inc. in May 2001.

(4) Mr. Capitanio began his employment with the Company in July 2000 (fiscal 2001). During fiscal 2002 Mr. Capitanio accepted 6,579 of Biomerica common stock and 21,000 options for Biomerica common stock in lieu of cash salary of $18,667.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 2002, to the Company's Chief Executive Officer and President of diagnostics.

                                 INDIVIDUAL GRANTS(1)

                                           Percent of
                                          Total Number
                        Number of        of Securities
                       Securities          Underlying
                    Underlying Options/   Options/SARs      Exercise or Base
NAME                  SARs Granted (#)     Granted (#)      Price ($/SH)        Expiration Date
------------------- -------------------- ----------------- ----------------- -------------------
Zackary Irani             65,000               34.0%              .48              12/28/06

Francis Capitanio          6,000                3.1%             $.42              10/3/06
                          15,000                7.8%              .87              6/12/06

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table presents information for the named executive officers in the Summary Compensation Table with respect to options exercised during fiscal 2002 and unexercised options held as of the end of the fiscal year.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
                                                         Number of Securities
                                                              Underlying               Value of Unexercised
                                                         Unexercised Options at        In-the-Money Options
                     Shares                               Fiscal Year End (#)         at Fiscal Year End ($)
                    Acquired             Value            -------------------         ----------------------
Name             On Exercise (#)    Realized ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
----             ---------------    ---------------    -------------------------    -------------------------
Zackary Irani (1)    -0-                -0-               838,450/358,333                   $3,800/$1,400

Francis Capitanio    -0-                -0-                39,000/54,000                    $ 840/$0


------------
 (1) Based on the closing price of $.56 as of the last day of the fiscal year ended May 31, 2002.

COMPENSATION OF DIRECTORS

         Although not prohibited by the Company's Bylaws, directors receive no direct payment for their services as directors, but they have been, and may in the future be, granted options to purchase the Company's securities. The compensation of directors is subject to review and adjustment from time to time by the Board of Directors.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ended May 31, 2002, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the fiscal year ended May 31, 2002, the Company leased approximately 21,000 square feet of space in Newport Beach, California. The facilities are leased from an individual and JSJ Management, of which Ms. Janet Moore is a partner. During fiscal 2002, the Company paid a total of $179,000 in rent. During fiscal 2002 the Company entered into a four-year lease for these facilities. The facilities are currently being used for the Company's diagnostic test kit research and development, manufacturing, marketing and administration.

        On November 9, 2000 and July 10, 2001 the Company sold 22,375 shares plus 11,188 warrants and 69,444 shares plus 34,722 warrants to the Janet Moore Trust of which Ms. Moore is a partner, at a purchase price of $1.34 and $.72 per share, respectively. The exercise price of the warrants is $2.00 and $1.50, respectively. On July 10, 2001 the Company sold 4,166 shares plus 2,083 warrants of Common Stock to Mr. Irani at a purchase price of $.72 per share. The exercise price of the warrants is $1.50 per share.

     On September 12, 2000, a shareholder and director of the Company entered into an agreement to give the Company up to a $500,000 line of credit. The line of credit bears interest at 8%, is secured by Biomerica accounts receivable and inventory. The line of credit was renewed August 28, 2002 and is scheduled to expire September 12, 2003. Another shareholder and director loaned the Company $10,000 during the fiscal year ended 2002.

PROPOSAL NO. 2    APPROVAL OF 2002 STOCK INCENTIVE PLAN

     On July 15, 2002, the Board of Directors of the Company adopted the Company's 2002 Stock Incentive Plan (the "Plan"), subject to stockholder approval. The Board of Directors believes that the best interests of the Company and its stockholders will be best served by approving the Plan. The Board believes the Plan will enhance the Company's ability to recruit and maintain qualified management and personnel. The following summary description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit A.

     PURPOSE. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

     ADMINISTRATION. The Plan will be administered by a committee of the Board of directors (the "Stock Option Committee") which has been established by the Board and which will at all times be composed of "non-employee directors"; provided, however, that the Board may abolish the Stock Option Committee at any time and revest administration of the Plan in the Board or a reconstituted Stock Option Committee. No member of the Stock Option Committee will vote on any matter affecting his or her own compensation.

     TYPES OF AWARDS. The Company's Plan provides for the grant of (i) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) stock options that are not intended to qualify under Section 422 of the Code ("NQSOS"; collectively with ISOs, "Options"). The Plan also authorizes the award of (i) shares of restricted Common Stock ("Restricted Stock"), (ii) dividend equivalent rights ("DERs"),
(iii) phantom stock rights ("PSRs") and (iv) stock appreciation rights ("SARs").

     TERMS AND CONDITIONS OF AWARDS. Options granted under the Plan will vest and become exercisable as determined by the Stock Option Committee or the Board of Directors. Awards will be subject to the terms and restrictions of the awards made by the Stock Option Committee or the Board of Directors. Option and award recipients shall enter into a written stock option agreement with the Company. The Stock Option Committee or the Board of Directors has discretionary authority to select participants from among eligible persons and to determine, at the time an option or award is granted, when and in what increments shares covered by the Option or award will vest and may be purchased. In the case of an Option, the Stock Option Committee or the Board of Directors also has the discretionary authority to determine, at the time such Option is granted, whether the Option is intended to be an ISO or a NQSO, provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum exercise period of ten (10) years (five (5) years in the case of a grantee who holds more than 10% of the out- standing Commmon Stock). Fair market value means, as of any given date, the value of one share of Common Stock, determined as follows: (i) if the shares are traded on an exchange, the price at which the shares traded at the close of business on the date of valuation; (ii) if the shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices quoted on the NASDAQ System at the close of business on the date of valuation; and (iii) if neither (i) nor (ii) applies, then the fair market value as determined by the Board of Directors or the Stock Option Committee in good faith. Such deter- mination will be conclusive and binding on all persons.

     ELIGIBLE PERSONS. Officers, directors and employees of the Company and other persons ex- pected to provide significant services to the Company are eligible to participate in the Plan. ISOs may be granted to the officers and key employees of the Company. NQSOs and other awards may be granted to the directors, officers, key employees, agents and consultants of the Company or any of its subsidiaries, provided that the Stock Option Committee finds that the value of services rendered or to be rendered to the Company is at least equal to the value of the awards being granted.

     Under current law, ISOs may not be granted to any director of the Company who is not an employee, or to directors, officers and other employees of entities unrelated to the Company.

     SHARES SUBJECT TO THE PLAN. Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the Plan authorizes the grant of Options to purchase up to One Million (1,000,000) shares of the Company's Common Stock; provided, however, that at no time shall be granted to purchase an aggregate of more than five percent (5%) of the outstanding shares of the Company's Common Stock.

     TERM OF THE PLAN. Unless previously terminated by the Board of Directors, the Plan will terminate on July 13, 2012, and no options may be granted under the Plan thereafter, but existing options will remain in effect until the options are exercised or terminated by their terms.

     TERM OF OPTIONS. Each stock option must terminate no more than ten (10) years from the date it is granted (or five (5) years in the case of ISOs granted to an employee who is deemed to own in excess of ten percent (10%) of the combined voting power of the Company's outstanding equity stock). Stock options may be granted on terms providing for exercise either in whole or in part at any time or times during their restrictive terms, or only in specified percentages at the stated time periods or intervals during the term of the stock option.

     OPTION EXERCISE. The exercise price of any stock option granted under the Plan is payable in full in cash, or its equivalent as determined by the Stock Option Committee. The Company may make loans available to option holders to exercise stock options evidenced by a promissory note executed by the option holder and secured by a pledge of Common Stock with a fair market value at least equal to the principal of the promissory note, unless otherwise determined by the Stock Option Committee.

     AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may, without affecting any outstanding stock options, from time to time revise or amend the Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may, without stock- holder approval, increase the number of shares subject to the Plan, modify the class of participants eligible to receive options granted under the Plan or extend the maximum option term under the Plan.

     COMMON STOCK. The Common Stock reserved for issuance under the Plan is currently traded on the OTC Bulletin Board under the symbol BMRA.OB. The estimated per share market value of the Common Stock is approximately $.30, based on the closing price of the Common Stock as of September 17, 2002. Based on this valuation, the One Million (1,000,000) shares reserved for issuance under the Plan have an aggregate market value of $300,000.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES. Following is a brief summary of the principal Federal income tax consequences of awards under the Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

     INCENTIVE STOCK OPTIONS. A Plan participant is not subject to federal income tax at the time of either the grant or the exercise of an ISO. In the year in which an ISO is exercised, however, the amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price will constitute an adjustment to the option holder's income in computing alternative minimum taxable income. Such adjustment could result in the imposition of, or increase the amount of, the option holder's "alternative minimum tax" under the Internal Revenue Code of 1986, as amended (the "Code"). If an option holder does not dispose of such shares of Common Stock within two
(2) years after the ISO was granted or one (1) year after the ISO was exercised, whichever is later (any such disposition, a "dis- qualifying event"), then any gain or loss recognized upon such disposition generally will be treated as long-term capital gain or loss. In such event, the Company will not receive a tax deduction on either the exercise of the ISO or on the sale of the underlying Common Stock.

     If an option holder makes a "disqualifying disposition," the option holder will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date the ISO is exercised minus the exercise price, or (ii) the sales price re- ceived by the option holder on the disposition of such Common Stock minus the exercise price. In such event, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the option holder. If a sale is a disqualifying disposition, the option holder also may realize short-term or long-term capital gain or loss, if such shares constitute capital assets in an option holder's hands. The gain or loss will be measured by the difference between the fair market value of the shares on the date of exercise of the ISO and the sales price of the shares.

     NON-QUALIFIED STOCK OPTIONS. No income is realized by an option holder upon the grant of an NQSO. Upon exercise of an NQSQ, however, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an option holder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing alternative minimum taxable income. Upon subsequent sales of Common Stock received upon exercise of NQSO's, an option holder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the option holder's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the option holder as a result of such exercise.

     RESTRICTED STOCK. A participant who has been awarded Restricted Stock will not realize taxable income at the time of the award, and the Company will not be entitled to a deduction at that time; provided, however, that the participant may elect to treat the value of the shares as income at the time of receipt (without regard to restrictions) by filing with the IRS (with a copy to the Company) an election under Section 83(b) of the Code no later than thirty (30) days after the issuance date. When the restrictions on the Restricted Stock lapse, the parti- cipant will have ordinary income and the Company will have a corresponding deduction. The measure of such income and deduction will be the fair market value of the shares at the time the restrictions lapse.

     SARS AND PSRS. No income is realized by a holder of an SAR or PSR at the time the SAR or PSR is granted; however, upon exercise, the amount of cash or the fair market value of the shares of Common Stock received will be taxable as ordinary income to the holder thereof and the Company will be entitled to a deduction in an equal amount.

     DERS. A recipient of a DER award will not realize taxable income at the time of grant and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant will recognize ordinary income, and the Company will be entitled to a deduction. The measure of the income and deduction will be the amount of cash and the fair market value of the shares at the time the DER is paid.

     ONE MILLION DOLLAR COMPENSATION LIMIT. The Code limits the deductibility (under certain circumstances) of compensation that exceeds One Million Dollars ($1,000,000) annually that is paid by the Company to its president and to its four (4) most highly compensated officers (other than the president) as determined at the end of the Company's taxable year. The Code and the regulations promulgated thereunder provide certain exclusions from the amounts in- cluded in the One Million Dollar ($1,000,000) limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. The Plan is intended to satisfy the requirements set forth in the regulations with respect to "qualified performance-based compensation" with respect to Options that are exercisable at an exercise price of not less than 100% of the fair market value of a share of Common Stock on the date of grant. However, if an Option is exercisable at a price less than 100% of the price of a share of Common Stock on the date of grant, the compensatory element of such NQSO (i.e., the excess of such fair market value over the exercise price) will not constitute "qualified per- formance-based compensation," unless the exercise of Options is contingent upon the attainment of pre-established performance goals.

     MISCELLANEOUS. The Plan is not qualified under Section 401 of the Code. In addition, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is not intended to be a funded plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2002 STOCK INCENTIVE PLAN.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.

AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of the Company's and subsidiaries' annual financial statements for the year ended May 31, 2002 was $53,500. The Company was billed a total of $34,500 for the reviews of the financial statements included in the Company's Form 10-QSB for the three quarters during fiscal year ended May 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by the principal accountants for professional services with respect to financial information systems design and implementation for the fiscal year ended May 31, 2002.

ALL OTHER FEES

         The aggregate fees billed for services rendered during the fiscal year ended May 31, 2002, for all other services was $7,100 for general consulting services, $3,250 for income tax return preparation and $22,700 for review of the Company's S-4 filed in April 2002.

         The audit committee has considered that the provision of the above services has not impaired the principal accountant's ability to maintain independence.

OTHER BUSINESS

         Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.

ANNUAL REPORT

         The Annual Report to Stockholders and Form 10-KSB covering the Company's fiscal year ended May 31, 2002 is being mailed to stockholders with this Proxy Statement. The annual report does not form any part of the material for the solicitation of the Proxy.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposal relating to a proper subject which a stockholder may intend to present for action at the next Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than June 23, 2002. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                                      By Order of the Board of Directors,

                                      /S/ ZACKARY S. IRANI,
                                      ---------------------
                                      President and Chief Executive Officer

Newport Beach, California
September 18, 2002

                                 BIOMERICA, INC.

                            2002 STOCK INCENTIVE PLAN


ARTICLE 1.  INTRODUCTION.

     The Plan was adopted by the Board effective July 15, 2002. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

ARTICLE 2.  ADMINISTRATION.

         2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Outside Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

         (a) Such requirements as the Securities and Exchange Commission may establish for for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

         (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

         2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) review management's recommendation as to the Employees, Outside Directors and Consultants who are to receive awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards,
(c)interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1 Such secondary committee may ad- minster the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under
Section 16 of the Exchange Act or covered employees under Section 162(m)(3) of the Code, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

         3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed (a) One Million (1,000,000) plus (b) the Additional Common Shares described in Sections
3.2 and 3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 9.

         3.2 ANNUAL INCREASE IN SHARES. As of the first day of each calendar year, com- mencing with January 1, 2003, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 1.5% of the total number of Common Shares then outstanding (assuming for this pur- pose the conversion to common stock of any outstanding convertible securities) or (b) 500,000.

         3.3 ADDITIONAL SHARES. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options or Restricted Shares under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for the grant of NSOs and Restricted Shares under the Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

ARTICLE 4. ELIGIBILITY.

         4.1 NONSTATUTORY STOCK OPTIONS AND RESTRICTED SHARES. Only Employees, Outside Direc- tors and Consultants shall be eligible for the grant of NSOs and Restricted Shares.

         4.2 INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

ARTICLE 5.  OPTIONS.

         5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evi- denced by a Stock Option Agreement between the Optionee and the Company. Such option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

         5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such num- ber in accordance with Article 9. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 250,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 500,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in ac- cordance with Article 9.

         5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 VESTING, EXERCISABILITY AND TERM. Unless otherwise provided in the Stock Option Agreement, an Optionee's right to exercise the Option shall vest pro rata over a period of three (3) years with 25% of the Option vesting on the date of grant, and 25% of the Option vesting on each of the first, second and third anniversaries of the date of grant. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

         5.5 EFFECT OF CHANGE IN CONTROL. Notwithstanding Section 5.4 above, each Option shall automatically fully vest (e.g. become exercisable) as to all or part of the Common Shares subject to such Option in the event that a Change in Control (as defined in Section 15.4 below) occurs with respect to the Company, subject to the following limitations:

         (a) In the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

         (b) If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accoun- tants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out the vested portion of an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 6.  PAYMENT FOR OPTION SHARES.

         6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

         (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. the Stock Option Agreement may specify that payment may be made in any form(s) described in this
                  Article 6.

         (b) In the case of an NSO, the Committee may at any time accept payment in any Form(s) described in this Article 6.

         6.2 EXERCISE/SALE. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         6.3 EXERCISE/PLEDGE. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         6.4 PROMISSORY NOTE. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         6.5 OTHER FORMS OF PAYMENT. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

         7.1 INITIAL GRANTS. Each Outside Director shall receive a one-time grant of a NSO covering 20,000 Common Shares (subject to adjustment under Article 9). Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in 36 equal installments at monthly intervals over the 36-month period com- mencing on the date of grant.

         7.2 ANNUAL GRANTS. Upon the conclusion of each regular meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board thereafter shall receive a NSO covering an amount of Common Shares to be determined by the Board from year to year (subject to adjustment under Article 9), except that such NSO shall not be granted in the fiscal year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this Section 7.2 shall become exercisable in full on the first anniversary of the date of grant.

         7.3 ACCELERATED EXERCISABILITY. All NSOs granted to an Outside Director under this Article 7 shall become exercisable in full in the event of:

         (a) the termination of such Outside Directors service because of death, total and permanent disability or retirement at or after age 70; or

         (b) a Change in Control (as defined in Section 15.4 below) with respect to the Company, except as provided in the next following sentence. If the Com- pany and the other party to the transaction constituting a Change in control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         7.4 EXERCISE PRICE. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

         7.5 TERM. Unless otherwise provided in the Stock Option Agreement, all NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date 3 months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (c)the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

         7.6 AFFILIATES OF OUTSIDE DIRECTORS. The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service- related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

ARTICLE 8.  RESTRICTED SHARES.

         8.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         8.2 PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

         8.3 VESTING CONDITIONS. Unless otherwise provided in the Restricted Stock Agreement, the Restricted Shares shall vest pro rata over a period of three (3) years with 25% of the Restricted Shares vesting on the date of grant, and 25% of the Restricted shares vesting on each of the first, second and third anniversaries of the date of grant. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. All Restricted shares shall become vested in the event that a Change in Control (as defined in Section 15.4) occurs with respect to the Company, except as provided in the next following sentence. If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of vesting shall not occur to the extent that the Company's independent accountants and such other party's independent accountants separately determine in good faith that such acceleration would preclude the use of "pooling of interests" accounting.

         8.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted shares invest any cash dividends received in additional Restricted Shares. Such ad- ditional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 9.  PROTECTION AGAINST DILUTION.

         9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options and Restricted shares available for future Awards under Article 3, (b) the limitations set forth in Section 5.2, (c) the number of NSOs to be granted to Outside Directors under Article 7; (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option. Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities con-vertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         9.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

         9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 10.  DEFERRAL OF DELIVERY OF SHARES.

         The Committee (in its sole discretion) may permit or require an Optionee to have Common Shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this Article 10 may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfounded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agree- ment between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Article 10.

ARTICLE 11.  AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under
Article 3.

ARTICLE 12.  LIMITATION ON RIGHTS.

         12.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         12.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         12.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 13.  WITHHOLDING TAXES.

         13.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

ARTICLE 14.  FUTURE OF THE PLAN.

         14.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on _________, 2002. The Plan shall remain in effect until it is terminated under Section 14.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

         14.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 15.  DEFINITIONS.

         15.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

         15.2 "AWARD" means any award of an Option or a Restricted Share under the Plan.

         15.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

         15.4 "CHANGE IN CONTROL" shall mean:

         (a) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganiza- tion is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

         (b) the sale, transfer or other disposition of all or substantially all of the Company's assets;

         (c) at such time as the Company's Board of Directors becomes fully constituted (e.g., the number of directors reaches nine (9), a cumulative change in the identity of a majority of the members of the Company's first fully constituted Board of Directors (provided, however, that the appointment of a new director upon the death or resignation of a director by the remaining directors then in office shall not constitute a change in identity with respect to such departed director); or

         (d) any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

                  A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such trans-action.

         15.5 "CODE" means the Internal Revenue Code of 1986, as amended.

         15.6 "COMMITTEE" means a committee of the Board, as described in
Article 2.

         15.7 "COMMON SHARE" means one share of the common stock of the Company.

         15.8 "COMPANY" means Biomerica, Inc., a Delaware corporation.

         15.9 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affilate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2

         15.10 "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

         15.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         15.12 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

         15.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the OTC Bulletin Board. Such determination shall be conclusive and binding on all persons.

         15.14 "ISO" means an incentive stock option described in section 422(b) of the Code.

         15.15 "NSO" means a stock option not described in sections 422 of the Code.

         15.16 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

         15.17 "OPTIONEE" means an individual or estate who holds an Option.

         15.18 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

         15.19 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         15.20 "PARTICIPANT" means an individual or estate who holds an Award.

         15.21 "PLAN" means this Biomerica, Inc. 2002 Stock Incentive Plan, as amended from time to time.

         15.22 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

         15.23 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions per- taining to such Restricted Share.

         15.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         15.25 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 16.  EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                                                     BIOMERICA, INC.


                                                     By:    ________________
                                                     Name:  ______________
                                                     Title: _______________

Date approved by Board of Directors: __________
Date approved by Shareholders:       __________

                                 REVOCABLE PROXY
                 BIOMERICA, INC. ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 20, 2002

         The undersigned stockholder(s) of Biomerica, Inc., a Delaware corporation (the "Company") hereby nominates, constitutes and appoints Janet Moore, his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock of the Company which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 at 10:00 a.m., and any and all adjournments thereof, with respect to the matters described in the accompanying Proxy Statement, and, in her discretion, on such other matters which properly come before the Annual Meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 & 2.

1.   _________ FOR all nominees             _________ WITHHOLD AUTHORITY TO VOTE
               (Except as listed below)               (As to all nominees)

               Nominees: Dr. Francis R. Cano; Zackary Irani; Allen Barbieri;
                         Janet Moore; and Dr. Robert A. Orlando.

               Instructions: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

             ___________________________________________________________

2.   _________ Ratify and approve the Company's 2002 Stock Incentive Plan


                    _____For               ____Against             ____Abstain

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
                      MAY BE REVOKED PRIOR TO ITS EXERCISE.
                      PLEASE SIGN AND DATE ON REVERSE SIDE.

         THE PROXY CONFERS AUTHORITY TO VOTE AND UNLESS SPECIFIED OTHERWISE SHALL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED BY THE PROXY HOLDER AT HIS, HER OR ITS DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING.

Dated:
       ---------------

---------------------------------
(Please Print Name)

---------------------------------
(Signature of Stockholder)

---------------------------------
(Please Print Name)

---------------------------------
(Signature of Stockholder)

(Please date this Proxy and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I (We) do                  do not

-------                    -------

expect to attend the meeting.